                                                                   EXHIBIT 99.1


DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (JWV)

                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
---------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (JWV)

                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED





                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

                                  Summary Of Bank And Investment Accounts                 Attachment 1
                                  ---------------------------------------
                                        American Classic Voyages Co
                                        ---------------------------
Summary                                   Case No: 01-10954 (JWV)                           UNAUDITED
                                          -----------------------
American Classic Voyages Co           For Month Of December, 2002
                                      ---------------------------

                                           Balances
                                -----------------------------  Receipts &     Bank
                                    Opening        Closing     Disbursements  Statements       Account
Account                        As Of 12/01/02 As Of 12/31/02   Included       Included         Reconciled
-------                        -----------------------------   -------------  ----------       ----------
AMCV Deferred Compensation               0.00           0.00   No -           No -             No -
Bank One                                                       Account        Account          Account
Account # - 1590101554                                         Closed         Closed           Closed

AMCV Dental Benefits                     0.00           0.00   No -           No -             No -
Chase (JP Morgan Chase & Co)                                   Account        Account          Account
Account # - 002-2-426530                                       Closed         Closed           Closed

AMCV Employee Stock Plan                 0.00           0.00   No -           No -             No -
LaSalle Bank                                                   Account        Account          Account
Account # - 5800015140                                         Closed         Closed           Closed

AMCV Insurance                           0.00           0.00   No -           No -             No -
LaSalle Bank                                                   Account        Account          Account
Account # - 5800021411                                         Closed         Closed           Closed

AMCV Medical Benefits                5,055.54       5,055.54   Yes            No - Not         Yes
Chase (JP Morgan Chase & Co)                                                  Concentration
Account # - 002-2-426522                                                      Account

American Classic Voyages Co              0.00           0.00   No -           No -             No -
Master Cash                                                    Account        Account          Account
LaSalle Bank                                                   Closed         Closed           Closed
Account # - 2355464

American Classic Voyages Co              0.00           0.00   No -           No -             No -
Payroll                                                        Account        Account          Account
LaSalle Bank                                                   Closed         Closed           Closed
Account # - 2369368

American Classic Voyages Co              0.00           0.00   No -           No -             No -
PAC                                                            Account        Account          Account
LaSalle Bank                                                   Closed         Closed           Closed
Account # - 2355882

American Classic Voyages Co              0.00           0.00   No -           No -             No -
Investment Account                                             Account        Account          Account
Credit Suisse Asset Management                                 Closed         Closed           Closed
Account # - 247003452

American Classic Voyages Co              0.00           0.00   No -           No -             No -
Investment Account                                             Account        Account          Account
Goldman Sachs & Co.                                            Closed         Closed           Closed
Account # - 020-53613-2

American Classic Voyages Co              0.00           0.00   No -           No -             No -
Investment Account                                             Account        Account          Account
Merrill Lynch                                                  Closed         Closed           Closed
Account # - 318-3271750-7

American Classic Voyages Co              0.00           0.00   No -           No -             No -
Investment Account                                             Account        Account          Account
Conifer Securities                                             Closed         Closed           Closed
Account # - 330-50683 1-8

                                                  Receipts & Disbursements                           Attachment 2
                                                  ------------------------
                                                  American Classic Voyages
                                                  ------------------------
R&D - Chase - AMCV Med Ben                        Case No: 01-10954 (JWV)                            UNAUDITED
                                                  -----------------------
                                                           Chase
                                                           -----
                                                   AMCV Medical Benefits
                                                  -----------------------
                                                  Account # - 002-2-426522
                                                  ------------------------
                                               1 December 02 - 31 December 02
                                               ------------------------------
Opening Balance - 1 December 02
-------------------------------
                                5,055.54


Receipts
--------


                                     0.00     Reversal



                                --------
                                     0.00     Total Receipts


Disbursements
-------------

                                              To United Healthcare (Svce charge)



                                --------
                                     0.00     Total Disbursements



Closing Balance - 31 December  02
---------------------------------
                                 5,055.54

                                   Concentration & Investment Account Statements                       Attachment 3
                                   ---------------------------------------------
                                            American Classic Voyages Co.
                                            ----------------------------
Summary                                       Case No: 01-10954 (JWV)
                                              -----------------------
American Classic Voyages Co.                For Month Of December, 2002
                                            ---------------------------
Attach 3


              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 17-JAN-03 11:10:26
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: DEC-02

currency USD
Company=10 (AMCV)

                                                         PTD-Actual
                                                         31-Dec-02
                                                       --------------
Revenue
Gross Revenue                                                    0.00
Allowances                                                       0.00
                                                       --------------
Net Revenue                                                      0.00

Operating Expenses
Air                                                              0.00
Hotel                                                            0.00
Commissions                                                      0.00
Onboard Expenses                                                 0.00
Passenger Expenses                                               0.00
Vessel Expenses                                                  0.00
Layup/Drydock Expense                                            0.00
Vessel Insurance                                                 0.00
                                                       --------------
Total Operating Expenses                                         0.00

                                                       --------------
Gross Profit                                                     0.00

SG&A Expenses
General and Admin Expenses                                 215,174.30
Sales & Marketing                                                0.00
Start-Up Costs                                                   0.00
                                                       --------------
Total SG&A Expenses                                        215,174.30

                                                       --------------
EBITDA                                                    (215,174.30)

Depreciation                                                13,166.85

                                                       --------------
Operating Income                                          (228,341.15)

Other Expense/(Income)
Interest Income                                            (32,230.15)
Equity in Earnings for Sub                              (9,585,509.09)
Reorganization expenses                                    759,622.56
                                                       --------------
Total Other Expense/(Income)                            10,312,901.50

                                                       --------------
Net Pretax Income/(Loss)                               (10,541,242.65)

Income Tax Expense                                       3,221,982.41

                                                       --------------
Net Income/(Loss)                                      (13,763,225.06)
                                                       ==============

AMCV US SET OF BOOKS                              Date: 20-JAN-03 12:55:59
BALANCE SHEET - ATTACHMENT 5                      Page:   1
Current Period: DEC-02

currency USD
Company=10 (AMCV)

                                                     YTD-Actual                     YTD-Actual
                                                     31-Dec-02                      19-Oct-01
                                                  ---------------                 --------------
ASSETS

Cash and Equivalent                                          0.00                  10,343,248.25

Restricted Cash                                              0.00                           0.00

Marketable Securities                                        0.00                         337.15

Accounts Receivable                                     49,321.00                   3,678,916.74

Inventories                                                  0.00                           0.00

Prepaid Expenses                                             0.00                           0.00

Other Current Assets                                         0.00                           0.00

                                                  ---------------                 --------------
Total Current Assets                                    49,321.00                  14,022,502.14


Fixed Assets                                         3,668,304.25                   4,979,716.68

Accumulated Depreciation                            (3,653,012.51)                 (4,497,369.91)

                                                  ---------------                 --------------
Net Fixed Assets                                        15,291.74                     482,346.77


Net Goodwill                                                 0.00                      81,420.64

Intercompany Due To/From                           268,986,865.62                 265,726,906.60

Net Deferred Financing Fees                                  0.00                   3,408,954.89

Net Investment in Subsidiaries                    (565,207,858.70)                 48,551,297.73

Other Non Current Assets                                     0.00                     109,986.54

                                                  ---------------                 --------------
Total Other Assets                                (296,220,993.08)                317,878,566.40

                                                  ---------------                 --------------
Total Assets                                      (296,156,380.34)                332,383,415.31
                                                  ===============                 ==============

AMCV US SET OF BOOKS                              Date: 20-JAN-03 12:55:59
BALANCE SHEET - ATTACHMENT 5                      Page:   2
Current Period: DEC-02

currency USD
Company=10 (AMCV)

                                                     YTD-Actual                     YTD-Actual
                                                     31-Dec-02                      19-Oct-01
                                                  ---------------                 --------------
LIABILITIES

Accounts Payable                                             0.00                           0.00

Accrued Liabilities                                  1,528,170.78                   1,089,864.63

Deposits                                                     0.00                           0.00

                                                  ---------------                 --------------
Total Current Liabilities                            1,528,170.78                   1,089,864.63


Long Term Debt                                               0.00                           0.00

Other Long Term Liabilities                                  0.00                  (3,434,093.96)

                                                  ---------------                 --------------
Total Liabilities                                    1,528,170.78                  (2,344,229.33)


Liabilities Subject to Compromise                  193,616,560.47                 200,418,510.55


OWNER'S EQUITY

Common Stock                                           211,013.08                     211,013.08

Add'l Paid In Capital                              204,438,037.35                 204,438,037.35

Current Net Income (Loss)                         (621,929,695.02)                (40,694,620.74)

Retained Earnings                                  (74,020,467.00)                (29,645,295.60)

                                                  ---------------                 --------------
Total Owner's Equity                              (491,301,111.59)                134,309,134.09

                                                  ---------------                 --------------
Total Liabilities & Equity                        (296,156,380.34)                332,383,415.31
                                                  ===============                 ==============

AMERICAN CLASSIC VOYAGES CO.                                  ATTACHMENT 6                        01-10954 (JWV)
                                                   Summary List of Due To/Due From Accounts
                                                    For the Month Ended December 31, 2002


                                                   CASE         BEGINNING                                        ENDING
AFFILIATE NAME                                    NUMBER         BALANCE          DEBITS       CREDITS           BALANCE
--------------                                   --------     --------------     ---------    ----------     --------------
AMCV Cruise Operations, Inc.                     01-10967      81,720,746.28     32,230.15    642,560.85      81,110,415.58
The Delta Queen Steamboat Co.                    01-10970       6,204,670.44            --            --       6,204,670.44
DQSB II, Inc.                                    01-10974          22,836.06            --            --          22,836.06
Great AQ Steamboat, L.L.C.                       01-10960     (22,406,500.51)           --            --     (22,406,500.51)
Great Pacific NW Cruise Line, L.L.C.             01-10977     (15,472,508.20)           --            --     (15,472,508.20)
Great River Cruise Line, L.L.C.                  01-10963       6,704,338.25            --            --       6,704,338.25
Great Ocean Cruise Line, L.L.C.                  01-10959     (29,579,572.10)           --            --     (29,579,572.10)
Cruise America Travel, Incorporated              01-10966         103,377.71            --            --         103,377.71
Delta Queen Coastal Voyages, L.L.C.              01-10964         934,299.38            --            --         934,299.38
Cape Cod Light, L.L.C.                           01-10962      (1,670,131.78)           --            --      (1,670,131.78)
Cape May Light, L.L.C.                           01-10961        (656,374.33)           --            --        (656,374.33)
Project America, Inc.                            N/A          (29,154,390.86)           --            --     (29,154,390.86)
Oceanic Ship Co.                                 N/A           41,569,782.42            --            --      41,569,782.42
Project America Ship I, Inc.                     N/A            1,793,166.15            --            --       1,793,166.15
Project America Ship II, Inc.                    N/A           27,241,846.63            --            --      27,241,846.63
Ocean Development Co.                            01-10972     206,389,119.70            --            --     206,389,119.70
Great Hawaiian Cruise Line, Inc.                 01-10975       3,571,229.75            --            --       3,571,229.75
Great Hawaiian Properties Corporation            01-10971     (51,110,970.59)           --            --     (51,110,970.59)
American Hawaii Properties Corporation           01-10976       2,484,040.72            --            --       2,484,040.72
Great Independence Ship Co.                      01-10969      24,948,774.58            --            --      24,948,774.58
CAT II, Inc.                                     01-10968      15,959,416.62            --            --      15,959,416.62
                                                              --------------     ---------    ----------     --------------
                                                              269,597,196.32     32,230.15    642,560.85     268,986,865.62
                                                              ==============     =========    ==========     ==============

AMERICAN CLASSIC VOYAGES CO.                        CASE #: 01-10954 (JWV)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                               0-30 DAYS         31-60 DAYS     61-90 DAYS     91+ DAYS     TOTAL
                                                      ---------         ----------     ----------     --------   ---------
State of Delaware                                     49,321.00                                                  49,321.00
American Express Credit Card Processor                                                                                0.00
Discover Credit Card Processor                                                                                        0.00
Diners Credit Card Processor                                                                                          0.00
Travel Agents                                                                                                         0.00
Crew Member                                                                                                           0.00

                                                      ---------         ----------     ----------     --------   ---------
Total                                                 49,321.00            0.00           0.00          0.00     49,321.00
                                                      =========         ==========     ==========     ========   =========





                                                                  ATTACHMENT #7

                          American Classic Voyages Co.
                                 01-10954 (JWV)




                            Accounts Payable Detail
                            As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (JWV)

                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                 ATTACHMENT 9
                  NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Net unamortized deferred financing costs were reclassed to reduce the net carrying value of the related debt held as a liability subject to compromise.

2. Other long-term liabilities had consisted of deferred tax assets and liabilities, net. Deferred tax assets and liabilities had been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor adjusted the recorded amounts to zero based upon the expected outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Pre-petition hold-backs by Paymentech, Inc., the Debtor's credit card processing agent, were reclassed to liabilities subject to compromise in order to reduce the net liability for pre-petition customer deposits.

5. The Debtor further reduced the carrying value of its net fixed asset to reflect the expected fair market value.